J.P. Morgan U.S. Equity Funds

JPMorgan Trust I

JPMorgan U.S. GARP Equity Fund

JPMorgan Trust II

JPMorgan Large Cap Growth Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

(All Share Classes)

(each a “Fund” and collectively, the “Funds”)

Supplement dated July 1, 2024

to the current Summary Prospectuses, Prospectuses and

Statement of Information, as supplemented

The purpose of this Supplement is to announce that the Board of Trustees of JPMorgan Trust I, JPMorgan Trust II, and J.P. Morgan Mutual Fund Investment Trust (together, the “Trusts”) has approved a proposal to change each Fund from a diversified company to a non-diversified company by eliminating each Fund’s related fundamental policy. For each Fund, the change is subject to shareholder approval at a special shareholder meeting that is anticipated to be held on October 2, 2024 (the “Meeting”). More detailed information about the proposed elimination of each Fund’s diversification policy will be provided in a forthcoming combined proxy statement. This Supplement is not a proxy and is not soliciting any proxy.

Currently, as a diversified company under the Investment Company Act of 1940 (the “1940 Act”), at least 75% of the value of each Fund’s total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of each Fund’s assets.

As a non-diversified company under the 1940 Act, the Funds would no longer be subject to the above restriction although the Funds would continue to comply with the tax diversification requirements for regulated investment companies under the Internal Revenue Code of 1986, as amended. A non-diversified company is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund, which means that the Funds would be more exposed to the risk that poor performance by a single issuer could adversely affect a Fund’s performance than would a fund that invests in a larger number of issuers. The proposed change to each Fund’s diversification classification is intended to provide each Fund with greater long-term flexibility in executing its investment strategy, although it is not expected to substantially affect the way the Funds are currently managed.

Shareholders of each Fund will be asked to approve the proposal for their Fund, and it’s possible the proposal will be approved for some but not all of the Funds. If approved for a Fund, the change is expected to become effective on or about December 2, 2024.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-JPM-USEQNONDIV-0724